Exhibit 1

JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated: October 14, 2014

DAGMAR DOLBY		RAY DOLBY TRUST UNDER THE DOLBY FAMILY TRUST INSTRUMENT DATED MAY 7, 1999

By:	*	By:	*
	Dagmar Dolby		Name: Dagmar Dolby
Title: Trustee

THOMAS E. DOLBY		MARITAL TRUST UNDER THE DOLBY FAMILY TRUST INSTRUMENT DATED MAY 7, 1999

By:	*	By:	*
	Thomas E. Dolby		Name: Dagmar Dolby
Title: Trustee

DAVID E. DOLBY		DAGMAR DOLBY TRUST UNDER THE DOLBY FAMILY TRUST INSTRUMENT DATED MAY 7, 1999

By:	*	By:	*
	David E. Dolby		Name: Dagmar Dolby
Title: Trustee

RAY DOLBY 2011 TRUST A DATED DECEMBER 14, 2011		RAY DOLBY 2002 TRUST A DATED APRIL 19, 2002

By:	*	By:	*
	Name: Dagmar Dolby		Name: Dagmar Dolby
	Title: Trustee		Title: Trustee

RAY DOLBY 2011 TRUST B DATED DECEMBER 14, 2011		RAY DOLBY 2002 TRUST B DATED APRIL 19, 2002

By:	*	By:	*
	Name: Dagmar Dolby		Name: Dagmar Dolby
	Title: Trustee		Title: Trustee

DAGMAR DOLBY 2014 TRUST AA DATED MARCH 5, 2014		DOLBY HOLDINGS II LLC

By:	*	By:	*
	Name: Dagmar Dolby		Name: Dagmar Dolby
	Title: Trustee		Title: Manager

DAGMAR DOLBY 2014 TRUST BB DATED MARCH 5, 2014		RAY AND DAGMAR DOLBY FAMILY FUND

By:	*	*By:	*
	Name: Dagmar Dolby		Name: Dagmar Dolby
	Title: Trustee		Title: President

DOLBY FAMILY ADMINISTRATIVE TRUST UNDER THE DOLBY FAMILY TRUST INSTRUMENT DATED MAY 7, 1999

By:	*	*By:	/s/ Patrick McCabe
	Name: Dagmar Dolby		Patrick McCabe, on behalf of Shartsis Friese LLP,
	Title: Trustee		as Attorney-in-Fact